As filed with the Securities and Exchange Commission on June 27, 2001

                                                             File No: 333-______


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                           Pre-Effective Amendment No.


                                CNI CHARTER FUNDS
               (Exact Name of Registrant as Specified in Charter)


                                 (800) 708-8881
              (Registrant's Telephone Number, Including Area Code)


                             400 North Roxbury Drive
                         Beverly Hills, California 90210
                    (Address of Principal Executive Offices)


                             William J. Souza, Esq.
                             400 North Roxbury Drive
                         Beverly Hills, California 90210
                     (Name and Address of Agent for Service)


                                    Copy to:

                            Mitchell E. Nichter, Esq.
                                Thao H. Ngo, Esq.
                              345 California Street
                         San Francisco, California 94104


Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective. The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

No filing fee is required under the Securities Act of 1933, as amended, because an indefinite number of shares of beneficial interest, with a par value of $0.01 per share, has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

CROSS REFERENCE SHEET


Form N-14 Part A, Item       Location in Prospectus/Proxy Statement
----------------------       --------------------------------------

        1                         Front Cover; Cross Reference

        2                         Table of Contents

        3 I. Introduction - "The Proposal;" II. The Proposal - "Description of the Proposed Reorganization;" II. The Proposal - "Comparison of the Funds"

        4 I. Introduction - "The Proposal;" II. The Proposal - "Description of the Proposed Reorganization"

        5, 6 I. Introduction - "The Proposal;" II. The Proposal - "Comparison of the Funds;" II. The Proposal - "Further Information About the RCB Fund and the New Fund"

        7                         II. The Proposal - "Shares and Voting;" II.
                                  The Proposal - "Vote Required"

        8                         Not Applicable

        9                         Not Applicable

Form N-14 Part B, Item       Location in Statement of Additional Information
----------------------       -----------------------------------------------

        10                        Cover Page

        11                        Table of Contents

        12 Incorporation of Documents by Reference to the Statement of Additional Information of the New Fund, dated August __, 2001

        13                        Not Applicable

        14 Incorporation of Documents by Reference to the Combined Statement of Additional Information of the RCB Fund, dated October 27, 2000 and to the Statement of Additional Information of the New Fund, dated August __, 2001

Form N-14 Part C
----------------

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of Form N-14.

THE FOLLOWING ITEMS ARE HEREBY INCORPORATED BY REFERENCE:

From Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A, as filed with the Commission on June 4, 2001 (SEC File No. 811-7923):

        Preliminary Prospectus for Class R shares of the RCB Small Cap Value Fund, dated August __, 2001.

        Preliminary Statement of Additional Information for the RCB Small Cap Fund, dated August __, 2001.

From Post-Effective Amendment No. 106 to the Registration Statement on Form N-1A of Professionally Managed Portfolios, as filed with the Commission on October 24, 2001 (SEC File No. 811-5037):

        Combined Prospectus for RCB Small Cap Fund (with another series of Professionally Managed Portfolios), dated October 27, 2000.

        Combined Statement of Additional Information for RCB Small Cap Fund (with another series of Professionally Managed Portfolios), dated October 27, 2000.

As previously sent to shareholders of the RCB Small Cap Fund and filed with the Commission pursuant to Rule 30b2-1 under the Investment Company Act of 1940, as amended:

        Annual Report for the RCB Small Cap Fund for the fiscal year ended June 30, 2000.

        Semi-annual Report for the RCB Small Cap Fund for the period ended December 31, 2000.

                    -----------------------------------------

                                     PART A
                                     ------

                     COMBINED PROXY STATEMENT AND PROSPECTUS

                            FOR THE REORGANIZATION OF

                               RCB SMALL CAP FUND

                                      INTO

                            RCB SMALL CAP VALUE FUND


                    -----------------------------------------

                        Professionally Managed Portfolios
                           Reed Conner & Birdwell, LLC
                      11111 Santa Monica Blvd., Suite 1700
                          Los Angeles, California 90025
                                 (800) 282-2340

                                 August __, 2001


Dear Shareholder of RCB Small Cap Fund:

            We are seeking your approval to reorganize the RCB Small Cap Fund (the "RCB Fund"), a series of Professionally Managed Portfolios ("PMP" or the "Trust"), into the RCB Small Cap Value Fund (the "New Fund"), a newly created series of the CNI Charter Funds ("CNI Funds"). The New Fund will continue to be managed by Reed Conner & Birdwell, LLC ("RCB") as portfolio manager, under a sub-advisory agreement with City National Asset Management, Inc., a wholly-owned subsidiary of City National Bank ("CNB"). We believe that the RCB Fund would benefit from becoming part of CNI Funds, a larger fund complex with an aggregate asset value of approximately $____________. Specifically, we believe that we can increase the managerial efficiencies of the New Fund by leveraging the resources and expertise of CNB and its affiliates.


            City National Bank and RCB have agreed to pay all expenses of the reorganization so shareholders will not bear those costs.


            The Board of Trustees of PMP has approved the transaction and believes that the proposed reorganization is in the best interests of the RCB Fund and its shareholders and recommends that you vote in favor of the proposal.


            Please read the enclosed proxy materials and consider the information provided. We encourage you to complete and mail your proxy card promptly. Since the Special Meeting of Shareholders is less than __ weeks away, we urge you to give the enclosed material your prompt attention.


            Your vote is important to us. Thank you for taking the time to consider this proposal.


                              Sincerely,


                              PROFESSIONALLY MANAGED PORTFOLIOS

                               RCB SMALL CAP FUND
                        PROFESSIONALLY MANAGED PORTFOLIOS
                      11111 Santa Monica Blvd., Suite 1700
                          Los Angeles, California 90025
                                 (800) 282-2340

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                               RCB SMALL CAP FUND

                          TO BE HELD SEPTEMBER __, 2001


To the Shareholders of the RCB Small Cap Fund:

            Notice is hereby given that a Special Meeting of Shareholders (the "Shareholder Meeting") of the RCB Small Cap Fund (the "RCB Fund"), a series of Professionally Managed Portfolios ("PMP"), will be held at RCB Fund's offices, 11111 Santa Monica Blvd., Suite 1700, Los Angeles, California 90025 on September __, 2001, at ____ a.m., Pacific Standard Time. At the Shareholder Meeting, we will ask you to vote on:


            1. A proposal to approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") between CNI Charter Funds ("CNI Funds") and PMP providing for the transfer of the assets and stated liabilities of the RCB Fund, a series of PMP, in exchange for the Class R shares of the RCB Small Cap Value Fund, (the "New Fund"), a newly created series of CNI Funds.


            2. Any other business that properly comes before the Shareholder Meeting.


            The proposed transaction is described in the attached Combined Proxy Statement and Prospectus. A copy of the Reorganization Agreement is appended as Exhibit A thereto.


            Only shareholders of record at the close of business on __________, 2001 (the Record Date), will be entitled to receive this notice and to vote at the Shareholder Meeting or any adjournment thereof.


                              By Order of the Board of Trustees,

                              [Name]
                              [Title]


                  Your vote is important regardless of how many
                      shares you owned on the record date.
                               -------------------


Shareholders are requested to mark, date, sign and return promptly in the enclosed envelope the accompanying proxy card, which is being solicited by the Board of Trustees of PMP. This is important to ensure a quorum at the Shareholder Meeting. Shareholders may also have their votes recorded by facsimile or telephone or through the Internet. Please call __________ for more information. Proxies may be revoked at any time before they are exercised by submitting to PMP a written notice of revocation or a subsequently executed proxy or by attending the Shareholder Meeting and voting in person. However, attendance at the Shareholder Meeting will not by itself serve to revoke a proxy.

                            COMBINED PROXY STATEMENT

                                       FOR

                               RCB SMALL CAP FUND
                        PROFESSIONALLY MANAGED PORTFOLIOS
                      11111 Santa Monica Blvd., Suite 1700
                          Los Angeles, California 90025
                                 (800) 282-2340

                                       AND

                                   PROSPECTUS

                                       FOR

                            RCB SMALL CAP VALUE FUND
                                CNI CHARTER FUNDS
                              City National Center
                             400 North Roxbury Drive
                         Beverly Hills, California 90210


                              Dated: August__, 2001


What is this document and why did we send it to you?

            The Board of Trustees of Professionally Managed Portfolios ("PMP" or the "Trust") approved a plan to reorganize the RCB Small Cap Fund (the "RCB Fund"), a series of PMP, into the newly created RCB Small Cap Value Fund (the "New Fund"), a series of CNI Charter Funds ("CNI Funds") (that transaction is referred to as the "Reorganization"). Shareholder approval is needed to proceed with the Reorganization. The special shareholder meeting will be held on September __, 2001 (the "Shareholder Meeting"). We are sending this document to you for your use in deciding whether to approve the Reorganization at the Shareholder Meeting.

            This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement and a form of Proxy.

            As a technical matter, the Reorganization will have three steps:

            o the transfer of the assets and stated liabilities of the RCB Fund to the New Fund in exchange for Class R shares of the New Fund (the "New Fund Shares") of equivalent value to the net assets transferred;

            o the pro rata distribution of those New Fund Shares to shareholders of record of the RCB Fund as of the effective date of the Reorganization (the "Effective Date") in full redemption of those shareholders' shares in the RCB Fund; and

            o  the immediate liquidation and termination of the RCB Fund.


            As a result of the Reorganization, each shareholder of the RCB Fund would instead hold New Fund Shares having the same total value as the shares of the RCB Fund held immediately before the

Reorganization. Lawyers for the RCB Fund and the New Fund have issued a legal opinion to PMP that the Reorganization should be treated as a tax-free reorganization that should not cause the RCB Fund's shareholders to recognize a gain or loss for federal income tax purposes.

            This Combined Proxy Statement and Prospectus sets forth the basic information that you should know before voting on the proposal. You should read it and keep it for future reference.

What other important documents should I know about?

            The RCB Fund currently is a series of PMP, an open-end management investment company. The following documents are on file with the Securities and Exchange Commission (the "SEC") and are deemed to be legally part of this document:

            o  Prospectus for the RCB Fund dated October 27, 2000; and

            o Statement of Additional Information relating to the RCB Fund also dated October 27, 2000.

            Those documents are available without charge by writing to the RCB Fund at 11111 Santa Monica Blvd., Suite 1700, Los Angeles, California 90025, or by calling (800) 282-2340.

            The registration statement for the New Fund (which includes the [preliminary] Prospectus and the preliminary Statement of Additional Information for the New Fund, dated August __, 2001) was initially filed with the SEC on June 4, 2001, and later updated on [July __, 2001]. The [preliminary] Prospectus and the [preliminary] Statement of Additional Information for the New Fund, dated August __, 2001, are incorporated herein and are deemed to be legally part of this document. The [preliminary] Prospectus and the [preliminary] Statement of Additional Information for the New Fund are available without charge by calling (888) 889-0799.

            The Annual Report to Shareholders of the RCB Fund for the fiscal year ended June 30, 2000, containing audited financial statements of the RCB Fund, has been previously mailed to shareholders. If you do not have a copy, additional copies of that Annual Report are available without charge by writing or calling the RCB Fund at its address and telephone number listed above. The New Fund is a new series of CNI Funds and has not yet commenced operations. Therefore, no Annual Report to Shareholders is available for the New Fund.

            All of these documents are available through the SEC's web site at www.sec.gov. (Information about the RCB Fund can be found under Professionally Managed Portfolios and information about the New Fund can be found under CNI Charter Funds.)

            It is expected that this Proxy Statement will be mailed to shareholders on or about August __, 2001.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. The shares of the New Fund offered hereby are not deposits or obligations of, or guaranteed or endorsed by, any bank, including City National Bank or any of its subsidiaries or affiliates. Such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investments in shares of mutual funds involve risks including the possible loss of principal.

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----


I.    INTRODUCTION...........................................................5

      A.    GENERAL..........................................................5

      B.    THE PROPOSAL.....................................................5

      C.    SHARES AND VOTING................................................6

II.   THE PROPOSAL...........................................................7

      A.    DESCRIPTION OF THE PROPOSED REORGANIZATION.......................7

            1.    The Reorganization.........................................7

            2.    Effect of the Reorganization...............................8

            3.    Federal Income Tax Consequences............................8

            4.    Description of the New Fund Shares.........................9

            5.    Capitalization.............................................9

      B.    COMPARISON OF THE FUNDS..........................................9

            1.    Objective, Strategy, Risks and Policies....................9

                  a.    Objective............................................9

                  b.    Strategy.............................................9

                  c.    Risks...............................................10

                  d.    Policies and Investment Restrictions................11

            2.    Comparison of Fees and Expenses...........................12

            3.    Comparative Performance Information.......................13

            4.    Advisory Fees and Other Expenses..........................14

            5.    Sales Charge..............................................14

            6.    Investment Manager........................................15

                  a.    RCB Fund............................................15

                  b.    New Fund............................................15

            7.    Distribution and Shareholder Services.....................15

                  a.    Distribution........................................15

                  b.    Shareholder Services................................16

            8.    Other Service Providers...................................17

                  a.    Administrator.......................................17

                  b.    Dividend Disbursing Agent and Transfer Agent........17

                                TABLE OF CONTENTS
                                -----------------
                                   (continued)
                                                                            Page
                                                                            ----


                  c.    Custodian...........................................18

            9.    Investments, Redemptions and Exchanges....................18

            10.   Pricing of Fund Shares....................................18

            11.   Income Dividends, Capital Gains Distributions and Taxes...18

            12.   Portfolio Transactions and Brokerage Commissions..........19

            13.   Shareholders' Rights......................................19

            14.   Tax Consequences..........................................20

      C.    RECOMMENDATION OF THE BOARD OF TRUSTEES.........................20

            1.    The Legal Framework.......................................20

            2.    Considerations by the Board of Trustees...................20

      D.    DISSENTERS' RIGHTS OF APPRAISAL.................................21

      E.    FURTHER INFORMATION ABOUT THE RCB FUND AND THE NEW FUND.........22

      F.    VOTE REQUIRED...................................................22

      G.    FINANCIAL HIGHLIGHTS............................................22

III.  MISCELLANEOUS ISSUES..................................................23

      A.    OTHER BUSINESS..................................................23

      B.    NEXT MEETING OF SHAREHOLDERS....................................24

      C.    LEGAL MATTERS...................................................24

      D.    EXPERTS.........................................................24



EXHIBIT A - AGREEMENT AND PLAN OF REORGANIZATION
PROXY CARD

                              I.    INTRODUCTION

      A.    GENERAL

            The Board of Trustees (the "Board of Trustees" or the "Board") of the Trust called this Shareholder Meeting to allow shareholders to consider and vote on the proposed Reorganization of the RCB Fund. The Board of Trustees, including a majority of the independent trustees, meaning those trustees who are not "interested" persons under the Investment Company Act of 1940, as amended (the "Investment Company Act"), approved the Reorganization at a meeting held on June 20, 2001, subject to the approval of the RCB Fund's shareholders.

      B.    THE PROPOSAL

            At the Shareholder Meeting, the shareholders of the RCB Fund will be asked to approve the proposed Reorganization of the RCB Fund into the New Fund. The Reorganization will include the transfer of all of the assets and stated liabilities of the RCB Fund to the New Fund. All remaining RCB Fund shareholders will receive New Fund Shares in exchange. The RCB Fund will then be terminated and liquidated.

            The net asset value per share of the New Fund and the number of shares owned by each New Fund shareholder immediately after the Reorganization will be identical to the net asset value per share of the RCB Fund and identical to the number of shares owned by each RCB Fund shareholder immediately before the Reorganization.

            Reed, Conner & Birdwell, LLC ("RCB") currently serves as the investment adviser to the RCB Fund. After the Reorganization, RCB will continue to serve as portfolio manager of the New Fund pursuant to a sub-advisory agreement with City National Asset Management, Inc. ("CNAM"). The New Fund will have a substantially similar investment objective, strategies and policies to those of the RCB Fund. Specifically, the New Fund intends to seek capital appreciation by investing in smaller U.S. corporations which are considered undervalued, while the RCB Fund currently seeks capital appreciation through investment in small capitalization companies. However, the New Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities of smaller U.S. corporations with a market capitalization of $2.5 billion or less at time of purchase (compared to $1.5 billion or less for the RCB Fund). Furthermore, the New Fund, under normal circumstances, will invest at least 80% (compared to 65% for the RCB Fund) of its net assets in such smaller capitalization securities in order to comply with a recently-enacted SEC rule which requires a fund with a name that suggests that it focuses on a particular type of investments, to invest at least 80% of its net assets in that type of investment. Investments in the New Fund will be subject to substantially similar risks as those of the RCB Fund (see Section II.B.1. below).

            The purchase and redemption procedures of the New Fund will be substantially similar to those of the RCB Fund. The only difference is that upon the completion of the Reorganization, CNI Funds' current transfer agent, SEI Investments Fund Management, will provide, or arrange for others to provide, transfer agency services to the Class R shares of the New Fund. Accordingly, the address and telephone number to which shareholders of the New Fund would direct purchase and redemption requests will be different.

            The New Fund will have a fiscal year end of September 30, compared to that of June 30 for the RCB Fund.

            RCB and the Board of Trustees believe that the proposed Reorganization is in the best interests of the RCB Fund and its shareholders, and that the interests of existing shareholders of the RCB Fund will not be diluted as a result of the proposed Reorganization. (See Section II.C below.)

            City National Bank and RCB will pay the costs of the Reorganization, the Shareholder Meeting and solicitation of proxies, including the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, RCB and the Board also may solicit proxies, without special compensation, by telephone, facsimile or otherwise.

      C.    SHARES AND VOTING

            PMP is a Massachusetts business trust and is registered with the SEC as an open-end management investment company. The Trust currently has ___ operating series, or funds, including the RCB Fund. Each series has its own identity, investment objective and policies and operates independently for purposes of investments, dividends, other distributions and redemptions. The Trust is not a fund family like CNI Funds but instead is a vehicle for unaffiliated, generally stand-alone mutual funds.

            The RCB Fund has only one class of shares, with one fee and expense structure. The RCB Fund's shareholders will receive New Fund Shares in exchange for their RCB Fund shares if the Reorganization is approved and completed.

            Each whole or fractional share of the RCB Fund is entitled to one vote or corresponding fraction at the Shareholder Meeting. At the close of business on __________, 2001, the record date for the determination of shareholders entitled to vote at the Shareholder Meeting (the "Record Date"), there were __________ shares outstanding held by ___ record holders (including omnibus accounts representing multiple underlying beneficial owners such as those in the names of brokers).

            All shares represented by each properly signed proxy received before the Special Meeting will be voted at the Shareholder Meeting. If a shareholder specifies how the proxy is to be voted on any business properly to come before the Shareholder Meeting, it will be voted in accordance with instruction given. If no choice is indicated on the proxy, it will be voted FOR approval of the Reorganization, as more fully described in this Proxy Statement. A proxy may be revoked by a shareholder at any time before its use by written notice to the RCB Fund, by submission of a later-dated proxy or by voting in person at the Shareholder Meeting. If any other matters come before the Shareholder Meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.

            The holders of 40% of the outstanding shares entitled to vote present in person or by proxy will constitute a quorum. When a quorum is present, approval of the proposal will require the affirmative vote of a "majority of the outstanding voting securities" of the RCB Fund. The term "majority of the outstanding voting securities" of the RCB Fund, as defined in the Investment Company Act, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the RCB Fund present at the Special Meeting if more than 50% of the outstanding shares of the RCB Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the RCB Fund.

            The Shareholder Meeting may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning the Shareholder Meeting to another date and time, whether or not a quorum is present, and the Shareholder Meeting may be held as adjourned without further notice. The persons named in the proxy will vote in favor of such adjournment those shares which they are entitled to vote if such adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal.

            Proxies must be voted by mail or facsimile transmission or by Internet or by telephone.

            All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. Approval of the Reorganization will occur only if a sufficient number of votes are cast FOR that proposal. Abstentions do not constitute a vote "for" and effectively result in a vote "against." Broker non-votes do not represent vote "for" or "against" and are disregarded in determining whether the proposal has received enough votes.

            As of the Record Date, the RCB Fund's shareholders of record and (to the Trust's knowledge) beneficial owners who owned more than five percent of the RCB Fund's shares were as follows:


                                              Percentage of the Fund's
               Shareholder                       Outstanding Shares
--------------------------------------------------------------------------------




            [The officers and Trustees of the Trust, as a group, owned of record and beneficially less than one percent of the outstanding voting securities of the RCB Fund as of the Record Date]. The officers, directors and employees of RCB, as a group, owned of record and beneficially (directly or indirectly through a retirement plan) ___% of the outstanding voting securities of the RCB Fund.

                             II.   THE PROPOSAL

      A.    DESCRIPTION OF THE PROPOSED REORGANIZATION

      1.    The Reorganization
            ------------------

            If the Reorganization is approved, the New Fund will acquire or assume all of the assets and stated liabilities of the RCB Fund on the Effective Date. At that time, the New Fund will issue to the RCB Fund the same number of Class R shares as the shareholders of the RCB Fund held of record on the day before the Effective Date.

            At the same time as that asset transfer, the RCB Fund will distribute the New Fund Shares it receives pro rata to each remaining shareholder of the RCB Fund, distributing the same number of shares as the outstanding shares of the RCB Fund held of record by that shareholder on the day before the Effective Date.

            This distribution of the New Fund Shares to the RCB Fund's shareholders will be accomplished by the establishment of accounts on the New Fund's share records in the names of those shareholders, representing the respective pro rata number of New Fund Shares deliverable to them. Fractional shares will be carried to the third decimal place. Certificates evidencing the New Fund Shares will not be issued to the RCB Fund's shareholders.

            Promptly following the RCB Fund's pro rata liquidating distribution of the New Fund Shares to the RCB Fund shareholders, the RCB Fund will liquidate and terminate.

            Completion of the Reorganization is subject to approval by the shareholders of the RCB Fund, and to certain other customary conditions. The Reorganization may be abandoned at any time before the Effective Date by a majority of the Board of Trustees or by the CNI Funds.

            City National Bank and RCB will pay all costs and expenses of the Reorganization, including those associated with the Shareholder Meeting, the copying, printing and distribution of this Combined Proxy Statement and Prospectus, and the solicitation of proxies for the Shareholder Meeting.

            The above is a summary of the Reorganization. The summary is not a complete description of the terms of the Reorganization, which are set forth in the Agreement and Plan of Reorganization attached as Exhibit A to this document.

            2.    Effect of the Reorganization
                  ----------------------------

            If the Reorganization is approved by the RCB Fund's shareholders and completed, shareholders of the RCB Fund as of the Effective Date will become shareholders of the New Fund holding Class R shares. The total net asset value of the New Fund Shares held by each shareholder of the RCB Fund immediately after completion of the Reorganization will be equivalent to the total net asset value of the RCB Fund Shares held by that same shareholder immediately before completion of the Reorganization.

            After the Reorganization, the investment manager for the New Fund will be CNAM, with RCB serving in the capacity of portfolio manager and sub-advisor pursuant to a sub-advisory agreement with CNAM. Additionally, there will be the following changes in service providers to the New Fund: (i) SEI Investments Mutual Fund Services will replace Investment Company Administration LLC as the administrator, (ii) SEI Investment Distribution Co. will replace First Fund Distributors, Inc. as the distributor, (iii) SEI Investments Fund Management will replace American Data Services, Inc. as the Class R share transfer agent, and (iv) First Union National Bank will replace Firstar Institutional Custody Services as the custodian.

            In connection with the Reorganization, the RCB Fund will make a special one-time distribution to shareholders of the RCB Fund's undistributed net realized capital gains, if any, and ordinary income. This distribution will result in less income and less realized capital gain, if any, being distributed at year end. If the RCB Fund experiences net capital losses between the closing date of the Reorganization and October 31, 2001, this distribution will have the practical effect of accelerating the distribution of capital gains to shareholders.

            3.    Federal Income Tax Consequences
                  -------------------------------

            As a condition to the closing of the Reorganization, the RCB Fund and the New Fund must receive a favorable opinion from Paul, Hastings, Janofsky & Walker LLP, counsel to the New Fund, substantially to the effect that, for federal income tax purposes: (a) the transfer by the RCB Fund of substantially all of its assets to the New Fund solely in exchange for the Class R shares of the New Fund, as described above, is a reorganization within the meaning of
Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"); (b) no gain or loss is recognized by the RCB Fund upon the transfer of substantially all of its assets to the New Fund in exchange solely for Class R shares of the New Fund; (c) no gain or loss is recognized by the New Fund on receipt of the RCB Fund assets in exchange for the Class R shares of the New Fund; (d) the tax basis of the assets of the RCB Fund in the hands of the New Fund is, in each instance, the same as the tax basis of those assets in the hands of the RCB Fund immediately prior to the Reorganization; (e) the holding period of the RCB Fund's assets in the hands of the New Fund includes the period during which the assets were held by the RCB Fund; (f) no gain or loss is recognized to the shareholders of the RCB Fund upon the receipt of the Class R shares of the New Fund solely in exchange for the RCB Fund's shares; (g) the tax basis of the Class R shares of the New Fund received by the RCB Fund shareholders is, in each instance, the same as the tax basis of the RCB Fund shares surrendered in exchange therefor; and (h) the holding period of the Class R shares of the New Fund received by the RCB Fund shareholders includes the holding period during which shares of the

RCB Fund surrendered and exchanged therefor were held by such shareholders. PMP does not intend to seek a private letter ruling from the Internal Revenue Service with respect to the tax effects of the Reorganization.

            4.    Description of the New Fund Shares
                  ----------------------------------

            Each New Fund Share issued to RCB Fund shareholders pursuant to the Reorganization will be duly authorized, validly issued, fully paid and nonassessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. Each New Fund Share will represent an equal interest in the assets of the New Fund. The New Fund Shares will be sold and redeemed based upon the net asset value of such shares next determined after receipt of the purchase or redemption request, as described in the New Fund's Prospectus.

            5.    Capitalization
                  --------------

            The capitalization of the RCB Fund and the New Fund as of __________, 2001 and their pro forma combined capitalization as of that date after giving effect to the proposed Reorganization are as follows:

                                                            (Unaudited)
                          (Unaudited)      (Unaudited)       Pro Forma
                            New Fund         RCB Fund         Combined
                        ---------------------------------------------------

Aggregate net assets             $0**    $                $
                                          -----------      -----------

Shares outstanding*               0**
                                         ------------     ------------

Net asset value per share        $0**    $                $
                                         ------------     ------------

* Each Fund is authorized to issue an indefinite number of shares. Additionally, CNI Funds will offer multiple classes of shares of the New Fund, including the Class R shares issued in the Reorganization.

**    The New Fund is a new series of CNI [that is currently under registration with the SEC]. It has not yet commenced operations and currently has no assets and no shares outstanding.

      B.    COMPARISON OF THE FUNDS

            1.    Objective, Strategy, Risks and Policies
                  ---------------------------------------

            The New Fund will have a substantially similar investment objective and substantially similar strategies and policies to those of the RCB Fund.

                  a.    Objective

            The New Fund's investment objective is to seek capital appreciation through investment in smaller U.S. corporations which are considered undervalued. This is substantially similar to the investment objective of the RCB Fund, which seeks capital appreciation through investment in small capitalization companies.

                  b.    Strategy

            The New Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities of smaller U.S. corporations with a market capitalization of

$2.5 billion or less at time of purchase (compared to $1.5 billion or less for the RCB Fund). Furthermore, the New Fund, under normal circumstances, will invest at least 80% (compared to 65% for the RCB Fund) of its net assets in such smaller capitalization securities in order to comply with a recently-enacted SEC rule which requires a fund with a name that suggests that it focuses on a particular type of investments to invest at least 80% of its assets in that type of investment. In selecting investments for the New Fund, RCB will employ substantially the same principal strategy that RCB currently uses for the RCB Fund. Specifically, the investment philosophy of RCB with respect to the New Fund involves a value-oriented focus on preservation of capital over the long term and a "bottom-up" approach, analyzing companies on their individual characteristics, prospects and financial conditions. RCB will determine the universe of potential companies for investment through their systematic screening of companies for attractive valuation characteristics and the prospects of fundamental changes, as well as information RCB derives from a variety of sources, including, but not limited to, regional brokerage research, trade publications and industry conferences. RCB evaluates companies within this universe for fundamental characteristics such as: (i) return on capital trends,
(ii) cash flow and/or earnings growth, (iii) free cash flow, (iv) balance sheet integrity and (v) intrinsic value analysis.

                  c.    Risks

                        (i)   Market Risks.

            By investing in stocks, both the RCB Fund and the New Fund may expose shareholders to risks that could cause them to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of a shareholder's investment in either the RCB Fund or the New Fund will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. Each of the RCB Fund and the New Fund is also subject to the risk that its principal market segment, small capitalization value stocks, may underperform other equity market segments or the market as a whole.

                        (ii)  Smaller Capitalized Companies.

               Like the RCB Fund, the New Fund will invest in smaller capitalized companies, which generally may have greater earnings and sales growth potential than larger capitalized companies. Furthermore, like the RCB Fund, the level of risk will be increased to the extent that the New Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history). Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, the securities of smaller capitalized companies may have few market makers, wider spreads between their quoted bid and asked prices, and lower trading volume, resulting in greater price volatility and less liquidity than the securities of larger capitalized companies. In addition, like the RCB Fund, the New Fund may hold a significant percentage of a company's outstanding shares, which means that the New Fund may have to sell such investments at discounts from quoted prices.

                        (iii) Concentration.

               Like the RCB Fund, the New Fund may hold a relatively small number of securities positions, each representing a relatively large portion of the New Fund's capital. Losses incurred in such positions could have a material adverse effect on the New Fund's overall financial condition. The New Fund's performance may also differ materially from the relevant benchmarks, which hold many more stocks than the New Fund and may be concentrated in different sectors or industries than the New Fund.

                  d.    Policies and Investment Restrictions

                        (i)   Fundamental Investment Restrictions.

               The following fundamental investment restrictions of the New Fund are substantially similar to those of the RCB Fund and cannot be changed without the affirmative vote of a majority of the respective Fund's outstanding voting securities as defined in the Investment Company Act. Each Fund may not:

            1. With respect to 75% of its assets, (i) purchase the securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

            2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

            3. Borrow money except as stated in the prospectus and the SAI. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings. The Fund also may not pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing.

            4. Make loans except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

            5. Purchase or sell real estate, physical commodities, or commodities contracts. As a matter of operating policy, the Board of Trustees may authorize the Fund in the future to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders.

            6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures or repurchase transactions.

            7. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. The foregoing shall not preclude the Fund from obtaining such short-term credit as may be necessary for clearance of purchases and sales of its portfolio securities.

               The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. These investment limitations are fundamental policies of each Fund and may not be changed without shareholder approval.

                        (ii)  Non-fundamental Investment Restrictions.

               The following non-fundamental investment restrictions of the New Fund are substantially similar to those of the RCB Fund and can be changed without the affirmative vote of a majority of the respective Fund's outstanding voting securities as defined in the Investment Company Act. Each Fund may not:

            1.    Invest in companies for the purpose of exercising control.

            2. Invest its assets in securities of any investment company, except as permitted by the Investment Company Act or an order of exemption therefrom.

            3. Purchase or hold securities that are illiquid, or are otherwise not readily marketable, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

            4. With respect to fundamental investment restriction d.(i)3 above, each Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets.

               Each of the foregoing percentage limitations apply at the time of purchase. If, subsequent to a Fund's purchase of an illiquid security, more than 15% of that Fund's net assets are invested in illiquid securities because of changes in valuations, that Fund will, within a reasonable time, dispose of a portion of such holding so that the above set-forth limit will not be exceeded. These limitations are non-fundamental policies of each Fund and may be changed by the Board without a vote of shareholders.

            2.    Comparison of Fees and Expenses
                  -------------------------------

            The following table shows the comparative fees and expenses you may pay if you buy and hold shares of the RCB Fund as compared to Class R shares of the New Fund. The RCB Fund imposes a front-end sales load but does not charge shareholders for reinvesting dividends. Like the RCB Fund, the New Fund imposes a front-end sales load on purchases of its Class R shares, but does not charge shareholders for reinvesting dividends. Class R shares of the New Fund currently may not be exchanged for Class R shares of another series of CNI Funds because currently only the New Fund may issue Class R shares.


                       Fees and Expenses of each Fund

                                                             New Fund
                                                          Class R Shares
                                       RCB Fund             (pro forma)
                                       --------             -----------

Shareholder Fees (fees paid
directly from your investment)
Redemption Fee

    Maximum sales charge (load)
    imposed on purchases (as a
    percentage of offering
    price)                               3.50%                 3.50%

Annual Fund Operating Expenses
(expenses that are deducted
from Fund assets)

    Management Fee*                      0.85%                 0.85%

    Distribution/Service
    (12b-1) Fee                          0.25%                 0.25%

    Shareholder Services Fee             0.00%                 0.25%

    Other Fund Expenses**                2.39%                 0.26%

Total Annual Fund Operating
Expenses**                               3.49%                 1.61%

    Fee Reduction and/or
    Expense Reimbursement               (2.00%)               (0.12%)

Net Expenses                             1.49%                 1.49%
                                         =====                 =====

* The "Management Fee" is an annual fee, payable monthly out of the each Fund's net assets.

** Other Fund Expenses for the New Fund, and thus the New Fund's Total Annual
   Fund Operating Expenses, are estimates and may be higher or lower than shown above. Like RCB for the RCB Fund, CNAM has agreed to limit its fees or reimburse the New Fund for expenses to the extent necessary to keep the New Fund's Total Annual Fund Operating Expenses at or below 1.49% until at least__________. Any fee reductions or reimbursements may be repaid to CNAM within 3 years after they occur if such repayments can be achieved within the New Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and the changes specified above. This example is for comparison purposes only. It does not necessarily represent a Fund's actual expenses or returns.

Fund                     1 Year       3 Years      5 Years      10 Years
---------------------------------------------------------------------------
RCB Fund                  $473         $733         $1,012       $1,808
---------------------------------------------------------------------------
New Fund (pro forma)      $473         $733         $1,012       $1,808

            3.    Comparative Performance Information
                  -----------------------------------

            The following performance information indicates some of the risks of investing in the RCB Fund. The bar chart shows the RCB Fund's total returns for the last two calendar years. The bar chart does not reflect sales charges, which would lower the performance returns shown. The table below the bar chart shows the RCB Fund's performance returns for the periods indicated compared with those of broad-based market indices. Unlike the bar chart, the performance returns shown in the table assume that the maximum sales charge was paid. No performance is shown for the New Fund because it has not yet commenced operations. Of course, past performance is no guarantee of future results.





                             17.65%
                            --------
                            |      |
                            |      |              12.87%
                            |      |             --------
                            |      |             |      |
                            |      |             |      |
                            |      |             |      |
                            |      |             |      |
                            |      |             |      |
                     |--------------------|---------------------|
                              1999                 2000

                                 1 Year Ended      From Inception (9/30/98) to
                              December 31, 2000         December 31, 2000
--------------------------------------------------------------------------------

RCB Fund                            12.87%                   26.40%
--------------------------------------------------------------------------------
S&P 500 Index*                      -9.10%                   13.66%
--------------------------------------------------------------------------------
Russell 2000 Index**
--------------------------------------------------------------------------------
Russell 2000 Value Index**          22.83%                   13.10%

* The S&P 500 Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500. The index is rebalanced semi-annually on January 1 and July 1.

** The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on total market capitalization. The Russell 2000 Value Index is a capitalization-weighted index of all the stocks in the Russell 2000 Index that have low price-to-book ratios. The index is rebalanced semi-annually on January 1 and July 1. The index is designed so that approximately 50% of the Russell 2000 market capitalization is in the Value Index.

            4.    Advisory Fees and Other Expenses
                  --------------------------------

            RCB currently serves as the investment adviser to the RCB Fund. After the Reorganization, CNAM will serve as the investment manager to the New Fund and RCB will serve as the portfolio manager and sub-advisor pursuant to a sub-advisory agreement with CNAM. However, the contractual advisory fee rate for the New Fund will not differ from that of the RCB Fund, which rate is currently 0.85% of the average daily net assets of the RCB Fund. For the fiscal year ended June 30, 2000, the RCB Fund accrued advisory fees owed to RCB of $33,384, all of which were waived by RCB. For the same period, RCB reimbursed the RCB Fund an additional $45,525 in expenses. CNAM or RCB may seek recovery of these waived advisory fees and certain reimbursed operating expenses from the Class R shares of the New Fund after the Reorganization occurs, provided that recovery is effected within three years after the original waiver or reimbursement and the recovery can be achieved within the applicable expense limit, if any, and if certain other conditions are satisfied.

            Like the RCB Fund, the total annual expense limitation of the New Fund will be 1.49%. RCB has agreed to the expense limitation (excluding interest and taxes) pursuant to a contract with PMP with respect to the RCB Fund. Upon the completion of the Reorganization, CNAM will enter into a similar arrangement with CNI Funds with respect to the Class R shares of the New Fund for purposes of limiting the total annual expenses limitation of the Class R shares to 1.49%. This means that shareholders of the RCB Fund should not face increased expenses as a result of the Reorganization. Under the respective arrangements, the RCB Fund and the New Fund are required to reimburse RCB and CNAM, respectively, for any reductions in RCB's and CNAM's respective fees or their payment of expenses only during the three years following those reductions or payments and only if such reimbursement can be achieved within the foregoing expense limits, if any, and if certain other conditions are satisfied.

            5.    Sales Charge
                  ------------

            Shares of the RCB Fund and the Class R shares of the New Fund are sold subject to a front-end sales charge. The sales charge declines with the size of a shareholder's purchase, as shown below:

                                   As a Percentage of  As a Percentage
      Your Investment                Offering Price     of Investment
      ---------------                --------------     -------------

      Less than $50,000                   3.50%             3.25%

      $50,000 but less than               3.00%             3.09%
      $100,000

      $100,000 but less than              2.50%             2.56%
      $200,000

      $200,000 but less than              2.00%             2.04%
      $300,000

      $300,000 but less than              1.00%             1.01%
      $500,000

      $500,000 or more                    None               None

            6.    Investment Manager
                  ------------------

                  a.    RCB Fund

            RCB is currently the investment manager for the RCB Fund. RCB is a wholly owned subsidiary of City National Corporation ("CNC"), a New York Stock Exchange listed company. RCB's address is 11111 Santa Monica Blvd., Suite 1700, Los Angeles, California 90025. As of June 30, 2001, RCB managed assets of approximately $___ billion for individual and institutional investors. RCB and its predecessor have been engaged in the investment advisory business for over forty years.

            Mr. Jeffrey Bronchick, Executive Vice President, Principal and Chief Investment Officer of RCB, and Mr. Thomas D. Kerr, Vice President, Portfolio Management and Research of RCB, are principally responsible for the management of the RCB Fund. They have been associated with RCB or its predecessor since 1989 and 1994, respectively. Mr. Bronchick and Mr. Kerr will be principally responsible for the portfolio management of the New Fund.

                  b.    New Fund

            Upon the completion of the Reorganization, RCB will serve as the portfolio manager to the New Fund pursuant to a sub-advisory agreement with CNAM. CNAM's address is City National Center, 400 North Roxbury Drive, Beverly Hills, California 90210.

            CNAM is a wholly-owned subsidiary of CNB, a federally chartered commercial bank founded in the early 1950's with over $__ billion in assets as of June 30, 2001. CNB is itself a wholly-owned subsidiary of CNC. CNB has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 30 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of June 30, 2001, CNB and its affiliates had approximately $__ billion in assets under administration, which includes $__ billion in assets under management.

            7.    Distribution and Shareholder Services
                  -------------------------------------

                  a.    Distribution

            First Fund Distributors, Inc. (the "RCB Distributor") and PMP are parties to a distribution agreement (the "RCB Distribution Agreement"). The RCB Distributor has its principal business offices at 4455 E. Camelback Road, Suite 261-E, Phoenix, Arizona 85018. PMP has adopted a distribution plan (the "RCB Plan") with respect to the RCB Fund. The RCB Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act. The RCB Distribution Agreement and the

RCB Plan provide that PMP will pay RCB, as the RCB Distribution Coordinator, a fee calculated daily and paid monthly at an annual rate of up to 0.25% of the average daily net assets of the RCB Fund. RCB can use these fees only to reimburse itself for eligible expense, such as to compensate broker/dealers and service providers (including RCB and its affiliates) that provide distribution services to holders of these shares or their customers who beneficially own these shares. The RCB Fund paid $9,819 in distribution fees for the fiscal year ended June 30, 2000.

            Upon completion of the Reorganization, CNI Funds' current distributor, SEI Investments Distribution Co. (the "CNI Distributor"), will serve as the distributor to the New Fund pursuant to an existing distribution agreement between CNI Funds and the CNI Distributor (the "CNI Distribution Agreement"). The CNI Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. CNI Funds will also adopt a distribution plan with respect to the Class R shares of the New Fund (the "CNI Plan"). The CNI Distribution Agreement and the CNI Plan provide that CNI Funds will pay the CNI Distributor a fee calculated daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the New Fund. The CNI Distributor can use these fees to compensate broker/dealers and service providers (including CNB and its affiliates) that provide distribution services to holders of these shares or their customers who beneficially own these shares. Unlike that of the RCB Fund, the distribution fee payable by the Class R shares of the New Fund for any given period is not limited to the actual distribution expenses incurred respecting those shares, and the distribution fee may be greater or less than the distribution expenses actually incurred. Since the New Fund has not commenced operations, it has not yet paid any distribution fees.

                  b.    Shareholder Services

            Unlike the RCB Fund, CNB intends to include the Class R shares of the New Fund in its existing Shareholder Services Agreement with CNI Funds upon completion of the Reorganization. Pursuant to that Shareholder Services Agreement, CNB will provide, or will arrange for others to provide, certain specified shareholder services to the Class R shares of the New Fund. As compensation for the provision of such services, the New Fund will pay CNB a fee of 0.25% of the New Fund's average daily net assets attributable to its Class R shares on an annual basis, payable monthly. CNB may pay certain banks, trust companies, broker-dealers, and other institutions (each a "Participating Organization") out of the fees CNB receives from the New Fund under the Shareholder Services Agreement to the extent that the Participating Organization performs shareholder servicing functions for the New Fund with respect to shares of the New Fund owned from time to time by customers of the Participating Organization. In certain cases, CNB may also pay a fee, out of its own resources and not out of the service fee payable under the Shareholder Services Agreement, to a Participating Organization for providing other administrative services to its customers who invest in the New Fund.


            Pursuant to the Shareholder Services Agreement, CNB will provide or arrange with a Participating Organization for the provision of the following shareholder services: responding to shareholder inquiries; processing purchases and redemptions of the New Fund's Class R shares, including reinvestment of dividends; assisting shareholders in changing dividend options, account designations, and addresses; transmitting proxy statements, annual reports, prospectuses, and other correspondence from the New Fund to shareholders (including, upon request, copies, but not originals, of regular correspondence, confirmations, or regular statements of account) where such shareholders hold Class R shares of the New Fund registered in the name of CNB, a Participating Organization, or their nominees; and providing such other information and assistance to shareholders as may be reasonably requested by such shareholders.

            8.    Other Service Providers
                  -----------------------

                  a.    Administrator

            PMP, on behalf of the RCB Fund, entered into an Administrative Services Agreement (the "RCB Administrative Services Agreement") with Investment Company Administration LLC (the "RCB Administrator"). The RCB Administrator has its principal business offices at 4455 E. Camelback Road, Suite 261-E, Phoenix, Arizona 85018. For its services, the RCB Administrator receives a monthly fee (the "RCB Administrative Services Fee") from the RCB Fund at the following annual rate:

         Average Net Assets                    Fee or Fee Rate

         Less than $15,000,000                     $30,000

         $15 million to $50 million                 0.20%

         $50 million to $100 million                0.15%

         $100 million to $150 million               0.10%

         Over $150 million                          0.05%

            The RCB Administrative Services Fee payable to the RCB Administrator by the RCB Fund under the RCB Administrative Services Agreement is the only fee or expense payable by the RCB Fund for the following ordinary services: all administrative services, monitor and oversee the activities of the RCB Custodian and RCB Transfer Agent named below, and all other ordinary services and operating expenses (other than brokerage commissions, dealer mark-ups, taxes, interest and extraordinary items). The RCB Administrator may potentially earn greater profits under the Administrative Services Agreement if assets of the RCB Fund grow sufficiently large to reduce actual operating expenses to less than the RCB Administrative Services Fee.

            Upon completion of the Reorganization, CNI Funds' current administrator, SEI Investments Mutual Fund Services (the "CNI Administrator"), will serve as the administrator to the New Fund pursuant to an existing administrative services agreement between CNI Funds and the CNI Administrator (the "CNI Administrative Services Agreement"). The CNI Administrator is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. For its services, the CNI Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of the CNI Funds (including, after the reorganization, the New Fund) (the "CNI Administrative Services Fee"). The CNI Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of the New Fund's shares. Any such waiver is voluntary and may be terminated at any time in the CNI Administrator's sole discretion. Pursuant to a separate agreement with the CNI Administrator, CNB will perform certain sub-administration services on behalf of the New Fund, for which it receives a fee paid by the CNI Administrator out of its administration fee at the annual rate of 0.075% of the average daily assets of the New Fund.

                  b.    Dividend Disbursing Agent and Transfer Agent

            American Data Services, Inc. ("RCB Transfer Agent"), P.O. Box 5536, Hauppauge, New York 11788-0132, serves as the RCB Fund's dividend disbursing agent and the transfer agent pursuant to a Transfer Agency and Service Agreement. For its services, the RCB Transfer Agent is entitled to a fee equal to the greater of (i) a minimum maintenance charge per fund/class of $9,600 per year or (ii) charges based upon the total of all open/closed accounts per fund/class at an annual rate of $8 per account. Upon completion of the Reorganization, CNI Funds' current transfer agent, SEI Investments Fund Management (the "CNI Transfer Agent"), will serve as the transfer agent to the Class R shares of the New Fund pursuant to an existing transfer agency agreement between CNI Funds and the CNI Transfer Agent. The CNI Transfer Agent is located at 530 East Swedesford Road, Wayne, Pennsylvania 19087. For its services, the CNI Transfer Agent is entitled to a fee of $12,500 per year plus certain out-of-pocket expenses.

                  c.    Custodian

            Firstar Institutional Custody Services, 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian of the RCB Fund's assets (the "RCB Custodian"). The RCB Custodian's responsibilities include holding and administering the Fund's cash and securities, handling the receipt and delivery of securities, furnishing a statement of all transactions and entries for the account of the RCB Fund, and furnishing the RCB Fund with such other reports covering securities held by it or under its control as may be agreed upon from time to time. For its services, the RCB Custodian is entitled to a fee of 0.03% of PMP's first $20 million of net assets, plus 0.02% of the next $20 million of net assets and 0.015% of the remaining net assets. Upon completion of the Reorganization, CNI Funds' current custodian, First Union National Bank (the "CNI Custodian"), will serve as the custodian to the New Fund pursuant to an existing custodian agreement between CNI Funds and the CNI Custodian. For its services, the CNI Custodian is entitled to a fee of 0.01% of the CNI Funds' first $2.5 billion of net assets, 0.0075% of the next $2.5 billion of net assets, 0.005% of the next $5 billion of net assets and 0.004% of the remaining net assets.

            9.    Investments, Redemptions and Exchanges
                  --------------------------------------

            The RCB Fund and the New Fund generally require a minimum initial investment of $25,000 ($1,000 for retirement plans) and subsequent investments of $1,000 or more. Both offer an automatic investment plan under which selected amounts are electronically withdrawn from shareholders' accounts with banks and are applied to purchase shares of the applicable Fund.

            The purchase and redemption procedures of the New Fund's Class R shares will be substantially similar to those of the RCB Fund. The only difference is that upon the completion of the Reorganization, the CNI Transfer Agent will serve as the New Fund's transfer agent, as described above. Accordingly, the address and telephone number to which shareholders of the New Fund would direct purchase and redemption requests will be different.

            Shareholders in the RCB Fund may not exchange their shares for shares of other mutual funds offered by PMP. Similarly, Class R shareholders in the New Fund (after the Reorganization) would not be able exchange their shares for shares of any series of the CNI Funds until such time, if ever, that such other series offer Class R shares.

            10.   Pricing of Fund Shares
                  ----------------------

            The net asset value ("NAV") for one share of either the RCB Fund or the New Fund is the value of that share's portion of the net assets (i.e., assets less liabilities) of the relevant fund. Each Fund's NAV is calculated by dividing the total net value of that Fund's assets by the number of outstanding shares for that Fund. The value of each Fund's investments is based on its market value, usually the last price reported for each security before the close of the market that day. A market price may not be available for securities that trade infrequently. Occasionally, an event that affects a security's value may occur after the market closes. If market prices are unavailable or considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees of the relevant Fund. As noted above, CNI Funds offers multiple classes of shares of the New Fund; accordingly, each share class will have a different NAV.

            11.   Income Dividends, Capital Gains Distributions and Taxes
                  -------------------------------------------------------

            The RCB Fund currently makes distributions of dividends and capital gains, if any, at least annually, typically after the RCB Fund's fiscal year end. The RCB Fund may make another distribution of any additional undistributed capital gains earned during the 12-month period ended October 31 on or about December 31.

            The New Fund will declare and distribute investment income annually as a dividend to shareholders. The New Fund will make distributions of capital gains, if any, at least annually. If a shareholder owns New Fund shares on the New Fund's record date, that shareholder will be entitled to receive the distribution. Following the New Fund's fiscal year end, the New Fund may make additional distributions to avoid the imposition of a tax. The New Fund will have a fiscal year end of September 30, compared to that of June 30 for the RCB Fund.

            Both the RCB Fund and the New Fund will automatically reinvest a shareholder's dividends and capital gain distributions in additional full or fractional shares, unless that shareholder instructs the respective Funds prior to the date of the dividend or distribution of that shareholder's election to receive payment in cash.

            The New Fund intends to qualify as a separate "regulated investment company" under Subchapter M of the Code for federal income tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to pay no federal taxes on income and capital gains paid to shareholders in the form of dividends. In order to accomplish this goal, the New Fund must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria.

            12.   Portfolio Transactions and Brokerage Commissions
                  ------------------------------------------------

            After the closing of the Reorganization, RCB will continue to be responsible for decisions to buy and sell securities, broker-dealer selection, and negotiation of commission rates through its new capacity as the portfolio manager and sub-advisor of the New Fund. In placing orders for the RCB Fund's (and after the closing of the Reorganization, the New Fund's) portfolio transactions, RCB will use its reasonable efforts to seek to execute portfolio transactions in a manner which, under the circumstances, results in total costs or proceeds being the most favorable to the New Fund. In assessing the best overall terms available for any transaction, RCB considers all factors it deems relevant, including the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the broker-dealer's risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply trading services, research products and statistical information to RCB that RCB may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. RCB is not required to obtain the lowest commission or the best net price for the New Fund on any particular transaction and is not required to execute any order in a fashion either preferential to the New Fund relative to other accounts RCB manages or otherwise materially adverse to any other accounts.

            13.   Shareholders' Rights
                  --------------------

            PMP is a Massachusetts business trust. Because the RCB Fund is a series of PMP, its operations are governed by PMP's Agreement and Declaration of Trust and By-laws and applicable Massachusetts law. CNI Funds is a Delaware business trust. Because the New Fund is a series of CNI Funds, its operations are governed by CNI's Agreement and Declaration of Trust and By-laws and applicable Delaware law. Also, the composition of the Board of Trustees of CNI Funds is different from that of PMP, both in terms of membership and size. See the respective Statements of Additional Information of the RCB Fund and the New Fund for more information on their respective Boards of Trustees.

            The RCB Fund and the New Fund normally will not hold meetings of shareholders except as required under the Investment Company Act and Massachusetts law (in the case of the RCB Fund) or Delaware law (in the case of the New Fund). Shareholders of each of the RCB Fund and the New Fund have no preemptive or subscription rights. The shares of each of the RCB Fund and the New Fund have non-cumulative voting rights, with each shareholder of that Fund entitled to one vote for each full share of that Fund (and a fractional vote for each fractional share) held in the shareholder's name on the books of that Fund as of the record date for the action in question. On any matter submitted to a vote of shareholders, shares of each of the RCB Fund and the New Fund will be voted by that Fund's shareholders individually when the matter affects the specific interest of that Fund only, such as approval of that Fund's investment management arrangements. The shares of PMP and the CNI Funds will be voted in the aggregate on other matters, such as the election of trustees and ratification of the Boards' selection of the Funds' independent accountants. If a matter affects only the interests of a specific class of the New Fund's shares, such as approval of a Rule 12b-1 distribution plan for that class, then only shares of that class may be voted on the matter.

            14.   Tax Consequences
                  ----------------

            Both the RCB Fund and the New Fund intend to make distributions of dividends and capital gains. Dividends are taxable to a shareholder as ordinary income. The rate a shareholder pays on capital gain distributions will depend on how long either the RCB Fund or the New Fund held the securities that generated the gains, not how long a shareholder owned the respective Fund shares. A shareholder will be taxed in the same manner whether or not that shareholder receive the dividends and capital gain distributions in cash or reinvest them in additional shares of the respective Funds.

      C.    RECOMMENDATION OF THE BOARD OF TRUSTEES

            In response to the circumstances described above, the Board of Trustees of PMP, after due consideration, has unanimously approved the proposed Reorganization, subject to approval by RCB Fund shareholders. The Trustees, after reviewing the terms of the proposed Reorganization, concluded that the proposed Reorganization is in the best interests of the shareholders of the RCB Fund. The Board of Trustees also unanimously recommends that shareholders vote for the adoption of the proposal.

            1.    The Legal Framework
                  -------------------

            The proposed Reorganization, if approved by the RCB Fund's shareholders, will close as soon as practicable, subject to the satisfaction of certain conditions thereto. The Investment Management Agreement between the New Fund and CNAM will remain in effect for an initial term of up to two years and will continue in effect thereafter for successive periods if, and so long as, such continuance is specifically approved annually by (a) the Board of Trustees of CNI Funds or (b) a majority vote of the New Fund's shareholders, provided that in either event, the continuance is also approved by a majority of the Board of Trustees of CNI Funds who are not interested persons (the "independent Trustees") by a vote cast in person at a meeting called for the purpose of voting on such approval.

            2.    Considerations by the Board of Trustees
                  ----------------------------------------

            The transactions contemplated by the Reorganization were presented to the Board of Trustees of PMP for consideration at its June 20, 2001 meeting of the Board of Trustees. The Board of Trustees, including a majority of the independent Trustees, voted to approve the proposed Reorganization. The Board of Trustees concluded unanimously that the Proposal set forth in this Combined Proxy Statement and Prospectus is in the best interests of the RCB Fund and its shareholders and would not result in the dilution of such shareholders' interests.

            In determining whether to recommend approval of the Reorganization to shareholders of the RCB Fund, the Board of Trustees (including the independent Trustees), made an inquiry into a number of matters and considered the following factors, among others:

            (i) the compatibility of investment objectives, policies and restrictions of the RCB Fund and the New Fund,

            (ii) the capabilities of CNAM, RCB, CNB and other service providers to the New Fund,

            (iii)  the nature of the RCB Fund's existing shareholder base,

            (iv) expense ratios and available information regarding the fees and expenses of the RCB Fund and the New Fund,

            (v)    portfolio transaction policies of the RCB Fund and the New
                   Fund,

            (vi) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests,

            (vii) costs incurred by the RCB Fund and New Fund as a result of the Reorganization,

            (viii) tax consequences of the Reorganization, and

            (ix)   possible alternatives to the Reorganization.

            In reaching the decision to approve the Reorganization and to recommend that the shareholders of the RCB Fund vote to approve the Reorganization, the Board of Trustees, including the independent Trustees, unanimously concluded that the participation of the RCB Fund in the Reorganization is in the best interests of the RCB Fund's shareholders and would not result in the dilution of such shareholders' interests. Their conclusion was based on a number of factors, including the following:


            (i) The investment objective, policies and restrictions of the RCB Fund and the New Fund will be substantially the same;


            (ii) RCB will continue to be responsible for providing day-to-day investment management services to the New Fund following consummation of the Reorganization, which the Trustees believe to be important to the RCB Fund's existing shareholder base; and


            (iii) CNAM has agreed to waive fees payable to it and/or reimburse the New Fund for expenses in excess of fixed expense caps, and to maintain (at least initially) the total annual operating expenses of the New Fund at or equal to that of the current operating expense level of the RCB Fund, even though CNAM may in the future modify or eliminate such waivers and reimbursements.

            D.    DISSENTERS' RIGHTS OF APPRAISAL

            Shareholders of the RCB Fund who object to the proposed Reorganization will not be entitled to any "dissenters' rights" under Massachusetts law. However, those shareholders have the right at any time up to when the Reorganization occurs to redeem shares of the RCB Fund at net asset value.

After the Reorganization, shareholders of the RCB Fund will hold shares of the New Fund, which may also be redeemed at net asset value in accordance with the procedures substantially similar to those described in the RCB Fund's Prospectus dated October 27, 2000, subject to applicable redemption procedures.

            E.    FURTHER INFORMATION ABOUT THE RCB FUND AND THE NEW FUND

            Further information about the RCB Fund is contained in the following documents:

             o RCB Fund Prospectus dated October 27, 2000.

             o RCB Fund Statement of Additional Information also dated October
               27, 2000.

             o Documents that relate to the RCB Fund are available, without charge, by writing to the RCB Fund, 11111 Santa Monica Blvd., Suite 1700, Santa Monica, California 90025.

            The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act, and it files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of these materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, of the SEC, Washington, D.C. 20549.

            The New Fund is not now an operating mutual fund nor does it have a prospectus that has been declared effective by the SEC. Shareholders may, however, obtain a [preliminary] Prospectus and [preliminary] Statement of Additional Information relating to the New Fund without charge by calling (888) 889-0799. [Those documents are subject to completion and revision before becoming effective with the SEC.]

            All of these documents are available through the SEC's web site at www.sec.gov. (Information about the RCB Fund can be found under Professionally Managed Portfolios and information about the New Fund can be found under CNI Charter Funds.)

            It is expected that this Proxy Statement will be mailed to shareholders on or about August __, 2001.

            F.    VOTE REQUIRED

            Approval of the proposed Reorganization requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the RCB Fund within the meaning of the Investment Company Act. If the shareholders of the RCB Fund do not approve the proposed Reorganization, or if the Reorganization is not consummated for any other reason, then the Board of Trustees will take any further action as it deems to be in the best interest of the RCB Fund and its shareholders, including liquidation, subject to approval by the shareholders of the RCB Fund if required by applicable law.

            G.    FINANCIAL HIGHLIGHTS

            The following table shows the RCB Fund's financial performance during the past five years. Certain information reflects financial results for a single Fund share. "Total Return" shows how much a shareholder investment in the RCB Fund would have increased or decreased during each period, assuming that shareholder had reinvested all dividends and distributions. This information has been audited by Tait, Weller & Baker. Their report and the RCB Fund's financial statements are included in the RCB Fund's Annual Report, which are available without charge by writing to the RCB Fund at 11111 Santa Monica Blvd., Suite 1700, Los Angeles, California 90025, or by calling (800) 282-2340.


                               RCB Small Cap Fund

For a capital share outstanding throughout each period

                                            Year Ended      September 30, 1998*
                                             June 30,             through
                                               2000            June 30, 1999
--------------------------------------------------------------------------------
Net asset value, beginning of period          $15.93               $10.00

Income from investment operations:
   Net realized loss                           (0.06)               (0.02)
   Net realized and unrealized gain
     on investments                             0.52                 5.95

Total from investment operations                0.46                 5.93

Less distributions:
   From net realized gain                      (0.59)                -

Net asset value, end of period                $15.80               $15.93
                                              ======               ======

Total Return                                    3.28%               59.30%++

Ratios/supplemental data:
   Net assets, end of period
     (millions)                                $5.2                 $3.2

Ratio of expenses to average net assets:
   Before fees waived and expenses absorbed     3.49%                7.76%+
   After fees waived and expenses absorbed      1.49%                1.49%+

Ratio of net investment loss to average
  net assets:
   Before fees waived and expenses absorbed    (2.50%)              (6.60%)+
   After fees waived and expenses absorbed     (0.50%)              (0.33%)+
Portfolio turnover rate                        59.76%               35.70%++

*     Commencement of operations.
+  Annualized.
++ Not annualized.


            The New Fund is a new series of CNI Funds and has not yet commenced operations. Accordingly, there are no financial highlights with respect to the New Fund. The New Fund will have a fiscal year end of September 30, compared to that of June 30 for the RCB Fund.

                         III.   MISCELLANEOUS ISSUES

            A.    OTHER BUSINESS

            The Board of Trustees knows of no other business to be brought before the Shareholder Meeting. If any other matters come before the Shareholder Meeting, it is the Board's intention that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed form of proxy.

      B.    NEXT MEETING OF SHAREHOLDERS

            The Trust is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the Investment Company Act. If the Reorganization is not completed, the next meeting of the shareholders of the RCB Fund will be held at such time as the Board of Trustees may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office at a reasonable time before the meeting, as determined by the Board of Trustees, to be included in the Trust's proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

      C.    LEGAL MATTERS

            Certain legal matters as to the tax-free character of the Reorganization and the valid issuance of the New Fund Shares will be passed upon for CNI Funds by Paul, Hastings, Janofsky & Walker LLP.

      D.    EXPERTS

            The financial statements of the RCB Fund for the year ended June 30, 2000, contained in the Trust's 2000 Annual Report to Shareholders, have been audited by Tait, Weller & Baker, independent accountants, as stated in their report dated August 4, 2000, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given their authority as experts in accounting and auditing.


              Please complete, date and sign the enclosed proxy and
                  return it promptly in the enclosed envelope.

                                    EXHIBIT A
                                    ---------



                      AGREEMENT AND PLAN OF REORGANIZATION

                      AGREEMENT AND PLAN OF REORGANIZATION


               This Agreement and Plan of Reorganization (this "Agreement") is made as of this _____ day of _____, 2001, by and between Professionally Managed Portfolios, a Massachusetts business trust ("PMP"), on behalf of its RCB Small Cap Fund (the "Old Fund"), and CNI Charter Funds, a Delaware business trust ("CNI Funds"), on behalf of its RCB Small Cap Value Fund (the "New Fund").

               WHEREAS, the parties wish to enter into a plan of reorganization (the "Plan") which will consist, among other things, of the transfer of assets of the Old Fund to the New Fund in exchange for Class R shares of beneficial interest of the New Fund (the "New Shares");

               WHEREAS, the Board of Trustees of PMP, including a majority of the Trustees who are not "interested persons" of PMP, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has determined that the Plan is in the best interests of the shareholders of Old Fund, and that their interests would not be diluted as a result of the transactions contemplated thereby; and

               WHEREAS, the Board of Trustees of CNI Funds, including a majority of the Trustees who are not "interested persons" of CNI Funds, as defined in the 1940 Act, has determined that the Plan is in the best interests of the sole shareholder of the New Fund, a newly created series of CNI Funds formed for the specific purpose of entering into the Plan, and that the interests of the sole shareholder of the New Fund would not be diluted as a result of the transactions contemplated thereby.

               NOW THEREFORE, in consideration of the agreements contained in this Agreement, the parties agree as follows:


                                   Article 1
                    Transfer of Assets and Stated Liabilities

     1.1 Transfer of Assets and Stated Liabilities. Subject to the terms and conditions set forth herein, on the Closing Date (as hereafter defined), the Old Fund shall transfer all of its assets to the New Fund. In exchange therefor, the New Fund shall assume all of the Stated Liabilities (as defined below) of the Old Fund and deliver to the Old Fund the number of the New Shares which is equal to (i) the aggregate net asset value of the Old Fund at the close of business on the date preceding the Closing Date, divided by (ii) the net asset value per share of the New Fund outstanding as of the close of business on such day. The Old Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The New Fund will assume all liabilities and obligations reflected on the unaudited statement of assets and liabilities of the Old Fund required by Section 2.7 below ("Stated Liabilities"). The New Fund shall assume only the Stated Liabilities of the Old Fund, and no other liabilities or obligations, whether absolute or contingent, known or unknown, accrued or unaccrued, shall be assumed by the New Fund.

     1.2 Liquidation of the Old Fund. Subject to the terms and conditions set forth herein, on the Closing Date, the Old Fund shall liquidate and shall distribute pro rata to its shareholders of record, determined as of the close of business on the day preceding the Closing Date, the New Shares received by it pursuant to Section 1.1.

     1.3 No Issuance of Share Certificates. The liquidation and distribution of the Old Fund provided for herein shall be accomplished by opening accounts on the books of the New Fund in the names of the shareholders of the Old Fund and transferring to these accounts the New Shares, credited to the account of the Old Fund, on the books of the New Fund. No certificates evidencing the New Shares shall be issued.

     1.4 Time and Date of Computation. The number of the New Shares to be issued by the New Fund to the Old Fund shall be computed as of 4:00 p.m. (Eastern time) on the business day (the "Valuation Date") immediately preceding the Closing Date in accordance with the regular practices of the Old Fund and PMP.

     1.5 Closing Time and Place. The Closing Date shall be __________, 2001, or such later date on which all of the conditions set forth in Article 2 have been fulfilled or otherwise waived by the parties hereto, but in any event not later than __________, 2001, or such later date as the parties may mutually agree. All acts taking place on the Closing Date shall be deemed to be taking place simultaneously as of the commencement of business on the Closing Date, unless otherwise provided. The closing of the reorganization (the "Reorganization") contemplated by the Plan (the "Closing") shall be held at 10:00 a.m. (Pacific time) at the offices of CNI Funds, 400 North Roxbury Drive, Beverly Hills, California, or such other time and/or place as the parties may mutually agree.

     1.6 Delay of Valuation. If on the Valuation Date (a) the primary trading market for portfolio securities of either party is closed to trading or trading thereon is restricted, or (b) trading or the reporting of trading is disrupted so that an accurate appraisal of the value of the net assets of either party and an accurate calculation of the number of shares held by each shareholder is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     1.7 Termination of Old Fund. As promptly as practicable after the Closing, the legal existence of the Old Fund as a series of PMP shall be terminated.

                                   Article 2
         Conditions Precedent to the Effectiveness of the Reorganization

               The respective obligation of each party to effect the Reorganization is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

     2.1 Shareholder Approval. On or prior to the Closing Date, the shareholders of the Old Fund shall have approved the transactions contemplated by this Agreement in accordance with the provisions of Massachusetts law and the 1940 Act.

     2.2 No Injunctions or Restraints. On the Closing Date, no action, suit or other proceeding shall be pending before any court or government agency which seeks to restrain or prohibit or obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.

     2.3 Consents. All consents of the other party and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by PMP or CNI Funds to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party.

     2.4 Effective Registration Statement. The Form N-1A Registration Statement of CNI Funds with respect to the New Fund (the "Form N-1A") and the Form N-14 Registration Statement Combined Proxy Statement and Prospectus of CNI Funds with respect to the Reorganization (the "Form N-14") shall have become effective with the Securities and Exchange Commission (the "SEC") and shall continue to be effective on the Closing Date and no stop orders suspending the effectiveness thereof shall have been issued by the SEC and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated.

     2.5 Tax Opinion. The parties shall have received an opinion of Paul, Hastings, Janofsky & Walker LLP substantially to the effect that for federal income tax purposes:

     (a) The transfer of the Old Fund assets to the New Fund in exchange for the New Shares and the assumption by the New Fund of the Stated Liabilities, and the distribution of the New Shares to the shareholders of the Old Fund in liquidation of the Old Fund will constitute a "reorganization" within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code");

     (b) No gain or loss will be recognized by the New Fund upon the receipt of the assets of the Old Fund solely in exchange for the New Shares;

     (c) No gain or loss will be recognized by the Old Fund upon the transfer of its assets to the New Fund in exchange for the New Shares;

     (d) No gain or loss will be recognized by any shareholder of the Old Fund upon exchange of the Old Fund shares held by such shareholder immediately prior to the Reorganization for the New Shares;

     (e) The tax basis of the assets of the Old Fund acquired by the New Fund will be the same as the tax basis of such assets to the Old Fund immediately prior to the Reorganization;

     (f) The tax basis of the New Shares received by each shareholder of the Old Fund pursuant to the Reorganization will be the same as the tax basis of the Old Fund shares held by such shareholder immediately prior to the Reorganization;

     (g) The holding period of the assets of the Old Fund acquired by the New Fund will include the period during which those assets were held by the Old Fund; and

     (h) The holding period of the New Shares to be received by each shareholder of the Old Fund will include the period during which the Old Fund shares exchanged therefor were held by such shareholder.

     2.6 Covenants, Representations and Warranties. Each party shall have performed all of its covenants set forth in Article 4, and its representations and warranties set forth in Article 3 shall be true and correct in all material respects on and as of the Closing Date as if made on such date, and each of the President of CNI Funds and the President of PMP shall have executed a certificate to such effect.

     2.7 Statement of Assets and Liabilities. The Old Fund shall have delivered to CNI Funds on the Closing Date a statement of the Old Fund's assets and liabilities as of the Valuation Date, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of PMP's Treasurer or Assistant Treasurer as to its portfolio securities and the federal income tax basis and holding period as of the Closing Date.

                                   Article 3
                         Representations and Warranties

               The parties represent and warrant as follows:

     3.1 Structure and Standing. Each party hereto represents and warrants that it is duly organized as a series of a business trust, validly existing and in good standing under the laws of the jurisdiction in which it is organized, and has the power to own all of its properties and assets and conduct its business as described in its Form N-1A registration statement.

     3.2 Power. Each party hereto represents and warrants that it has full power and authority to enter into and perform its obligations under this Agreement; the execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees; this Agreement does not violate, and its performance will not result in violation of, any provision of its Declaration of Trust, or any agreement, instrument or other undertaking to which it is a party or by which it is bound; and this Agreement constitutes its valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

     3.3 Litigation. Each party represents and warrants that no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending against it and, to the best of its knowledge, none is threatened against it or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; it knows of no facts which might form the basis for the institution of such proceedings; and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

     3.4 Fund Assets. The Old Fund represents and warrants that on the Closing Date the assets received by the New Fund from the Old Fund will be delivered to the New Fund, as provided in Section 1.1, free and clear of all liens, pledges, security interests, charges or other encumbrances of any nature whatsoever created by the Old Fund and without any restriction upon the transfer thereof, except for the Stated Liabilities assumed as provided in Section 1.1.

     3.5 The New Shares. The New Fund represents and warrants that on the Closing Date (a) the New Shares to be delivered to the Old Fund as contemplated in this Agreement will be duly authorized, validly issued, fully paid and nonassessable; (b) no shareholder of the New Fund or any other series of CNI Funds has any preemptive right to subscription or purchase in respect thereof;
(c) the Old Fund will acquire the New Shares free and clear of all liens, pledges, security interests, charges or other encumbrances of any nature whatsoever created by CNI Funds and without any restriction on the transfer thereof; and (d) the New Shares will be duly qualified for offering to the public in all of the states of the United States in which such qualification is required or an exemption from such requirement shall have been obtained.

     3.6 Tax Status and Filings. Each party represents and warrants that it has satisfied the requirements of Subchapter M of the Code for treatment as a regulated investment company and has elected to be treated as such; it has filed or furnished all federal, state, and other tax returns and reports required by law to have been filed or furnished, and it has paid or made provision for payment of, so far as due, all federal, state and other taxes, interest and penalties; that no such return is currently being audited; and that no assessment has been asserted with respect to any such returns or reports.

     3.7 Accuracy of Information. Each party represents and warrants that all information furnished by it to the other party for use in any documents which may be necessary in connection with the transactions contemplated by this Agreement will be accurate and complete in all material respects and will comply in all material respects with federal securities and other laws and regulations applicable thereto.

     3.8 Acquisition of the Shares. The Old Fund represents and warrants that the New Shares to be acquired pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, except in accordance with the terms of this Agreement.

     3.9 CNI Funds. CNI Funds represents and warrants that, as of the Closing Date, the New Fund will have only nominal assets and outstanding shares, solely for the purpose of voting on matters related to the Reorganization.

     3.10 Old Fund Financial Statements. The Old Fund represents and warrants that its Statement of Assets and Liabilities as of __________, 2001 provided to CNI Funds and the Statement of Assets and Liabilities required by
Section 2.7 above have been or shall be prepared in accordance with generally accepted accounting principles consistently applied, and each fairly reflects the Old Fund's financial condition as of its respective date, and there are no known contingent liabilities of the Old Fund as of such date not disclosed therein.

     3.11 No Adverse Changes in Old Fund. The Old Fund represents and warrants that since __________, 2001, there has not been any material adverse change in its financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business except as otherwise disclosed in writing to and accepted by CNI Funds (for the purposes of this paragraph, a decline in net asset value per share of a party shall not constitute such a material adverse change).

     3.12 Proxy Statement. Each party represents and warrants that the Form N-14 to be used in connection with the transaction contemplated hereby (only insofar as it relates to such party) will, on its effective date and on the Closing Date, not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     3.13 Compliance. Each of the Old Fund and the New Fund represents and warrants that it is now, and it shall be on and as of the Closing Date, in compliance in all material respects with all applicable requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, the Code and all applicable state rules and regulations.

                                    Article 4
                                    Covenants

     4.1 Conduct of Business. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing Date, each party shall operate its business in the ordinary course except as contemplated by this Agreement.

     4.2 Shareholders Meeting. The Old Fund shall call a special meeting of its shareholders as soon as possible for the purpose of considering the Reorganization.

     4.3 Preparation of Combined Prospectus and Proxy Statement. As soon as reasonably practicable after the execution of this Agreement, CNI Funds shall prepare and file with the SEC, in form and substance satisfactory to both parties, the Form N-14 with respect to the Reorganization and shall use its best efforts to provide that the combined prospectus and proxy statement contained therein can be distributed to the shareholders of the Old Fund as promptly thereafter as practicable. As soon as reasonably practicable, the parties shall also prepare and file any other related filings required under applicable state securities laws.

     4.4 Fees and Expenses. Whether or not this Agreement is consummated, each of the Old Fund and the New Fund shall bear its respective costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby. The expenses payable by the Old Fund hereunder shall include (i) fees and expenses of its counsel and independent auditors incurred in connection with the Reorganization; (ii) expenses associated with printing and mailing the N-14 and soliciting proxies in connection with the meeting of shareholders of the Old Fund referred to in Section 2.1 above; (iii) all fees and expenses related to the liquidation of the Old Fund; (iv) fees and expenses of the Old Fund's custodian and transfer agent incurred in connection with the Reorganization; and (v) any special pricing fees associated with the valuation of the Old Fund's portfolio on the Valuation Date. City National Asset Management, Inc. ("CNAM"), the investment manager to the New Fund, and Reed, Conner & Birdwell, LLC ("RCB"), the investment adviser to the Old Fund and the sub-adviser and portfolio manager to the New Fund, have agreed to reimburse the Old Fund for the expenses listed in items (i) through (v), inclusive, above. The expenses payable by the New Fund hereunder shall include (i) fees and expenses of its counsel and independent auditors incurred in connection with the Reorganization; (ii) expenses associated with preparing this Agreement and preparing and filing the N-14; (iii) expenses associated with preparing and filing one or more post-effective amendments to CNI Funds' Form N-1A registration statement respecting the New Fund; (iv) registration or qualification fees and expenses of preparing and filing such forms, if any, as are necessary under applicable state securities laws to qualify the New Fund's shares to be issued in connection with the Reorganization; and (v) any fees and expenses of the New Fund's custodian and transfer agent incurred in connection with the Reorganization. CNB and RCB have agreed to reimburse the New Fund for the expenses listed in items (i), (ii), (iv) and (v) above.

     4.5 Provision of Documents. Each party agrees that it will, from time to time as and when reasonably requested by the other party, provide or cause to be provided to the other party such information, execute and deliver or cause to be executed and delivered to the other party such documents, and take or cause to be taken such further action, as the other party may deem necessary in order to carry out the intent of this Agreement.

     4.6       Indemnification.

     (a) CNI Funds and the New Fund each agrees to indemnify PMP, the Old Fund, its trustees and officers (in their capacity as trustees or officers), and agents from all liabilities that may arise in connection with, or as a result of, a breach of a representation or warranty made by CNI Funds or the New Fund under this Agreement. No party shall be entitled to indemnification under this Agreement unless written notice of the events or circumstances giving rise to such claim for indemnification has been provided to the indemnifying party or parties no later than two (2) years after the Closing Date. Notwithstanding the above, any such indemnification for acts occurring after the Closing Date shall be for a period of not later than one (1) year after the Closing Date.

     (b) PMP and the Old Fund each agrees to indemnify CNI Funds, the New Fund, its trustees and officers (in their capacity as trustees or officers), and agents from all liabilities that may arise in connection with, or as a result of, a breach of a representation or warranty made by PMP or the Old Fund under this Agreement. No party shall be entitled to indemnification under this Agreement unless written notice of the events or circumstances giving rise to such claim for indemnification has been provided to the indemnifying party or parties no later than two (2) years after the Closing Date. Notwithstanding the above, any such indemnification for acts occurring after the Closing Date shall be for a period of not later than one (1) year after the Closing Date.

                                    Article 5
                        Termination, Amendment and Waiver

     5.1 Termination. This Agreement may be terminated by resolution of the Board of Trustees of PMP or the Board of Trustees of CNI Funds at any time prior to the Closing Date, if

     (a) either party shall have breached any material provision of this Agreement; or

     (b) circumstances develop that, in the opinion of such Board, make proceeding with the Plan inadvisable; or

     (c) any governmental body shall have issued an order, decree or ruling having the effect of permanently enjoining, restraining or otherwise prohibiting the consummation of this Agreement.

     5.2 Effect of Termination. In the event of any termination pursuant to Section 5.1 (b) or (c), there shall be no liability for damage on the part of either party to the other party respecting such termination.

     5.3 Amendment. This Agreement contains the entire agreement of the parties with respect to the Reorganization and may be amended prior to the Closing Date by the parties in writing at any time; provided, however, that there shall not be any amendment that by law requires approval by the shareholders of a party without such approval first having been obtained.

     5.4 Waiver. At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of PMP or the Board of Trustees of CNI Funds, if, in its judgment after consultation with legal counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Old Fund, or of the New Fund, as the case may be.

                                   Article 6
                               General Provisions

     6.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware applicable to contracts made and to be performed in such state.

     6.2 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     6.3 Recourse. All persons dealing with the Old Fund or the New Fund (each a "Fund" and together, the "Funds") must look solely to the property of such Fund for the enforcement of any claims against such Fund, as neither the trustees, directors, officers, agents nor shareholders of the Funds assume any personal liability for obligations entered into on behalf of any of the Funds.

     6.4 Notices. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to PMP at __________, Attention: President, or CNI Funds at 400 North Roxbury Drive, Beverly Hills, California 90210, Attention: President.

     6.5 Survival. Except as specifically set forth in Section 4.6 above, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein.

               IN WITNESS WHEREOF, each party has caused this Agreement to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                                          PROFESSIONALLY MANAGED
                                          PORTFOLIOS, on behalf of its RCB Small
                                          Cap Fund

                                          By: _______________________________


                                          CNI CHARTER FUNDS, on behalf of
                                          its RCB Small Cap Value Fund


                                          By: ________________________________

                                   PROXY CARD


             Professionally Managed Portfolios - RCB Small Cap Fund


                         Special Meeting of Shareholders


                                 August __, 2001


The undersigned hereby appoints each of _______________ and ______________, as proxy, with the power to appoint his (or her) substitute, and hereby authorizes him (or her) to represent and to vote, as designated below, all shares of the RCB Small Cap Fund (the "Fund"), a series of the Professionally Managed Portfolios (the "Trust"), held of record by the undersigned on ____________, 2001 or any adjournment thereof.


You are encouraged to specify your choices by marking the appropriate boxes BELOW. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Trustees' recommendations. Please sign, date and return this card. The Board of Trustees recommends a vote FOR the proposals.


Please mark your votes as in this example. |X|

---------------------------------------------------------------------------
Proposal                                            For   Against  Abstain
---------------------------------------------------------------------------
1. Proposal to approve an Agreement and Plan        |_|     |_|      |_|
of Reorganization between CNI Charter Funds
("CNI Funds") and Professionally Managed
Portfolios ("PMP") providing for the transfer
of the assets and stated liabilities of the
RCB Small Cap Fund, a series of PMP, in
exchange for the Class R shares of the RCB
Small Cap Value Fund, a newly created series
of CNI Funds, all as described in the
accompanying Proxy Statement.
---------------------------------------------------------------------------
2. To transact such other business as may           |_|     |_|      |_|
properly come before the Special Meeting, or
any adjournment thereof.
---------------------------------------------------------------------------
This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1. By signing and dating the lower portion of this Proxy Card, you authorize the proxies to vote the Proposal as marked, or if not marked to vote FOR the Proposal, and to take their discretion to vote any other matter as may properly come before the Special Meeting. If you do not intend to personally attend the Special Meeting, please complete and mail this Proxy Card at one in the enclosed envelope.
--------------------------------------------------------------------------------



--------------------------------    --------------------------------
Signature               Date        Signature               Date


--------------------------------------------------------------------------------
NOTE: Please sign your name exactly as your shareholder name or names appear on the account. This will authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.
--------------------------------------------------------------------------------

                    -----------------------------------------

                                     PART B
                                     ------

                       STATEMENT OF ADDITIONAL INFORMATION

                            FOR THE REORGANIZATION OF

                               RCB SMALL CAP FUND

                                      INTO

                            RCB SMALL CAP VALUE FUND


                    -----------------------------------------

                                CNI CHARTER FUNDS
                            RCB SMALL CAP VALUE FUND

                         ------------------------------

                             400 North Roxbury Drive
                         Beverly Hills, California 90210
                                 (800) 708-8881

                 -----------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED AUGUST __, 2001
                     FOR REGISTRATION STATEMENT ON FORM N-14

               This Statement of Additional Information is not a prospectus and should be read in conjunction with the Combined Proxy Statement and Prospectus dated August __, 2001, which has been filed by CNI Charter Funds (the "CNI Funds") in connection with a Special Meeting of Shareholders of the RCB Small Cap Fund (the "RCB Fund"), a series of Professionally Managed Portfolios ("PMP"), that has been called to vote on an Agreement and Plan of Reorganization (and the transactions contemplated thereby). Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing to CNI Funds at the address indicated above or by calling toll-free (800) 708-8881.

               Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

               Further information about CNI Funds, the RCB Fund, PMP and the RCB Small Cap Value Fund (the "New Fund"), a newly created series of CNI Funds, is contained in the RCB Fund's Prospectus dated October 27, 2000, the New Fund's preliminary Prospectus dated August __, 2001, the Annual Report for the RCB Fund for the fiscal year ended June 30, 2000 and the Semi-annual Report for the RCB Fund for the period ended December 31, 2000. The RCB Fund's Combined Statement of Additional Information, dated October 27, 2000, and the New Fund's preliminary Statement of Additional Information dated August __, 2001 are incorporated by reference in this Statement of Additional Information and are available without charge by calling PMP at (800) 282-2340 and CNI Funds at (800) 708-8881, respectively.

               Unaudited pro-forma financial statements of the New Fund are attached hereto as Exhibit A.

                                TABLE OF CONTENTS
                                                                       Page
                                                                       ----
General Information....................................................B-3
Exhibit A..............................................................B-4

                               GENERAL INFORMATION

               The shareholders of the RCB Small Cap Fund (the "RCB Fund") are being asked to approve a form of Agreement and Plan of Reorganization (the "Plan") regarding the reorganization of the RCB Fund into the RCB Small Cap Value Fund (the "New Fund"), a newly created series of CNI Charter Funds (that transaction is referred to as the "Reorganization"), and the transactions contemplated thereby. The Plan contemplates the transfer of all of the assets and liabilities of the RCB Fund as of the effective date of the Reorganization to the New Fund (the "Effective Date"), and the assumption by the New Fund of the stated liabilities of the RCB Fund, in exchange for Class R shares of the New Fund. Promptly after the Effective Date, the RCB Fund will distribute to its shareholders of record as of the close of business on the Effective Date the Class R shares of the New Fund received. The Class R shares of the New Fund that will be issued for distribution to the RCB Fund's shareholders will have an aggregate net asset value equal to the aggregate net asset value of the shares of the RCB Fund held as of the closing of the reorganization (the "Closing Date"). PMP will then take all necessary steps to terminate the qualification, registration and classification of the RCB Fund. All issued and outstanding shares of the RCB Fund will be canceled on the RCB Fund's books. Shares of the New Fund will be represented only by book entries; no share certificates will be issued.

               A Special Meeting of the RCB Fund's shareholders to consider the Reorganization will be held at the offices of PMP, 11111 Santa Monica Blvd, Suite 1700, Los Angeles, California 90025 on September __, 2001 at __ a.m., Pacific Standard Time.

               For further information about the transaction, see the Combined Proxy Statement and Prospectus. For further information about PMP and the RCB Fund, see the RCB Fund's Combined Statement of Additional Information, dated October 27, 2000, which is available without charge by calling PMP at (800) 282-2340. For further information about CNI Funds and the New Fund, see the New Fund's preliminary Statement of Additional Information dated August __, 2001, which is available without charge by call CNI Funds at (800) 708-8881.

                                    Exhibit A
                                    ---------
                    Unaudited Pro Forma Financial Statements

                    -----------------------------------------


                                     PART C
                                     ------

                                CNI CHARTER FUNDS
                                OTHER INFORMATION

                    -----------------------------------------

                                CNI CHARTER FUNDS

                         -------------------------------

                                    FORM N-14

                         -------------------------------

                                     PART C

                         -------------------------------



ITEM 15.       INDEMNIFICATION
               ---------------

        Please see Article VI of the Registrant's By-Laws, previously filed as an Exhibit. Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

        "Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

        Notwithstanding the provisions contained in the Registrant's By-Laws, in the absence of authorization by the appropriate court on the merits pursuant to Sections 4 and 5 of Article VI of said By-Laws, any indemnification under said Article shall be made by Registrant only if authorized in the manner provided in either subsection (a) or (b) of Section 6 of said Article VI.

ITEM 16.       EXHIBITS
               --------

               (1)   Agreement and Declaration of Trust.
                     (a) Form of Agreement and Declaration of Trust. (A)
                     (b) Form of Amendment to the Agreement and Declaration of
                         Trust. (B)
                     (c) Certificate of Amendment to the Certificate of Trust.
                         (B)
               (2)   By-Laws.
                     (a) By-Laws dated October 25, 1996. (A)
                     (b) Amendment to the By-Laws of the Trust. (B)
               (3)   Voting Trust Agreement - Not applicable.
               (4) Form of Agreement and Plan of Reorganization is included in Part A.
               (5) Instruments Defining Rights of Security Holder - Not applicable.
               (6)   Form of Investment Management Agreement. (B)
                     (a) Schedule to Investment Management Agreement. (E)
               (7)   Form of Distribution Agreement. (B)
               (8)   Bonus of Profit Sharing Contracts - Not applicable.
               (9)   Form of Custody Agreement. (B)
               (10)  Form of Shareholder Services Agreement. (B)

               (11) Consent and Opinion of Counsel as to legality of shares - [To be filed].
               (12) Consent and Opinion of Counsel as to Reorganization Tax Matters - [To be filed].
               (13)  Other Material Contracts
                     (a) Form of Administrative Services Agreement. (B)
                         (i) Schedule to Administrative Services Agreement. (E)
                     (b) Form of Transfer Agent Agreement. (B)
                         (i) Schedule to Transfer Agent Agreement. (E)
                     (c) Form of Shareholder Services Agreement. (E)
                     (d) Shareholder Services Agreement. (F)
                     (e) Sub-Administration Agreement. (F)
               (14) Other Opinions - Independent Auditors' Consent - To be filed.
               (15)  All financial statements omitted pursuant to Item 14(a)(1)
                     - Not applicable.
               (16)  Powers of Attorney. (D)
               (17)  Additional Exhibits - Not applicable.

               -----------------------------
(A) Previously filed as an exhibit to Registrant's Registration Statement on Form N1-A (333-16093) on November 14, 1996.
(B) Previously filed as an exhibit to Registrant's Post-Effective Amendment No. 8 (333-16093) on May 3, 1999.
(C) Previously filed as an exhibit to Registrant's Post-Effective Amendment No. 13 (333-16093) on February 28, 2000.
(D) Previously filed as an exhibit to Registrant's Post-Effective Amendment No. 14 (333-16093) on June 12, 2000.
(E) Previously filed as an exhibit to Registrant's Post-Effective Amendment No. 15 (333-16093) on August 25, 2000.
(F) Previously filed as an exhibit to Registrant's Post-Effective Amendment No. 16 (333-16093) on January 28, 2001.


ITEM 17.       UNDERTAKINGS
               ------------

               (1) Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

               (2) Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

        As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Beverly Hills and State of California, on the 27th day of June, 2001.


                                              CNI CHARTER FUNDS



                                              /s/ Vernon C. Kozlen*
                                              ---------------------
                                              Vernon C. Kozlen
                                              President, Chief Executive Officer


        As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                    TITLE                               DATE
---------                    -----                               ----

/s/ Vernon C. Kozlen*        President &                         June 27, 2001
---------------------        Chief Executive Officer
Vernon C. Kozlen


/s/ Jeffrey Fries*           Controller &                        June 27, 2001
------------------           Chief Operating Officer
Jeffrey Fries


/s/ Irwin G. Barnet*         Trustee                             June 27, 2001
--------------------
Irwin G. Barnet


/s/ Maria D. Hummer*         Trustee                             June 27, 2001
--------------------
Maria D. Hummer


/s/ James R. Wolford*        Trustee                             June 27, 2001
---------------------
James R. Wolford


/s/ William R. Sweet*        Trustee                             June 27, 2001
---------------------
William R. Sweet


/s/ Victor Meschures*        Trustee                             June 27, 2001
---------------------
Victor Meschures



* By:   /s/ Mitchell E. Nichter
        -----------------------
        Mitchell E. Nichter, Attorney-in-Fact
        pursuant to Powers of Attorney

                                                         SEC File No. 333-______

                                CNI CHARTER FUNDS

                                    FORM N-14

                                  EXHIBIT INDEX



Number                Exhibit
------                -------

12 Opinion and Consent as to Reorganization Tax Matters - [To be filed].

14                    Independent Auditors' Consent - [To be filed].

                                   EXHIBIT 12

               Opinion and Consent to Reorganization Tax Matters -
                     Paul, Hastings, Janofsky & Walker LLP

                                   EXHIBIT 14

                    Independent Auditors' Consent - KPMG, LLP